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T. Rowe Price International Funds-Equity Portfolios
   T. Rowe Price International Stock Fund
   T. Rowe Price International Growth & Income Fund
   T. Rowe Price Global Stock Fund
   T. Rowe Price International Discovery Fund
   T. Rowe Price Emerging Markets Stock Fund
   T. Rowe Price European Stock Fund
   T. Rowe Price Japan Fund
   T. Rowe Price Latin America Fund
   T. Rowe Price New Asia Fund


T. Rowe Price International Stock Fund

 Supplement to prospectuses dated March 1, 2000
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T. Rowe Price International Bond Fund-Advisor Class


T. Rowe Price International Stock Fund-Advisor Class

 Supplement to prospectuses dated March 31, 2000
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Institutional International Funds, Inc.
   Foreign Equity Fund

 Supplement to prospectus dated March 1, 2000
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T. Rowe Price International Funds-Foreign Bond Funds
   T. Rowe Price Global Bond Fund
   T. Rowe Price International Bond Fund
   T. Rowe Price Emerging Markets Bond Fund


T. Rowe Price Spectrum Funds
   Spectrum International Fund

 Supplement to prospectuses dated May 1, 1999, and 2000. Please retain for use with your May 1, 2000, prospectus.
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T. Rowe Price Funds
   T. Rowe Price International Stock Fund

 Supplement to prospectuses dated March 1, 2000, and May 1, 2000. Please retain for use with your May 1, 2000, prospectus.
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 On April 11, 2000, T. Rowe Price Associates, Inc. ("T. Rowe Price") entered into an agreement with Robert Fleming Holdings, Ltd. and other related companies (collectively "Flemings") to purchase Flemings's 50% interest in Rowe Price-Fleming International, Inc. ("RPFI"), the investment adviser to the funds. As a result of the purchase, T. Rowe Price will own all of RPFI and have the right to elect all of its directors. The transaction is subject to the approval of several regulatory bodies outside the United States but, barring any unexpected developments, should be finalized no later than December 31, 2000. Because the transaction may be deemed to be a change in control of RPFI that would result in the termination of the investment management agreements between RPFI and the funds, we intend to seek the approval of the boards of directors and shareholders of the funds of new investment management agreements with RPFI. It is anticipated that any new investment management agreements would be identical in all material respects to the existing agreements with RPFI. We expect to hold shareholder meetings to vote on the new agreements in the second half of this year. Research agreements between RPFI and Flemings also will cease at the time the transaction becomes final. At that time, the parties may enter into a transition agreement under which research and other services will be provided to RPFI by Flemings.
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 The date of the above supplement is April 20, 2000.
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                                                                 C01-042 4/20/00
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